                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                             _________________________


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                              _________________________


                           DATE OF REPORT: JUNE 17, 1998
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)



              NEVADA                      0-23553                36-4010347
 (State or other jurisdiction of      (Commission File      (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)



7327 OAK RIDGE HIGHWAY, SUITE B
KNOXVILLE, TENNESSEE                                             37931
(Address of principal executive offices)                         (Zip Code)

                                    (423) 769-4011
                 (Registrant's telephone number including area code)

ITEM 5.   OTHER EVENTS.

     At the 1998 Annual Meeting of Stockholders of Photogen Technologies, Inc. (the "Company"), held on June 17, 1998, the stockholders approved an amendment to paragraph (b) of Article Fifth of the Company's Restated Articles of Incorporation to increase the size of the Board of Directors from five to six, elected six directors and approved the Photogen Technologies, Inc. 1998 Long Term Incentive Compensation Plan. The actions of the stockholders are more fully described in the Company's Press Release dated June 19, 1998, filed as Exhibit 99 hereto. The Company's Restated Articles of Incorporation, as amended on June 17, 1998, are attached as Exhibit 3.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibits are filed with this report:

3.1  Restated Articles of Incorporation of Photogen Technologies, Inc.

99 Press release of the Company, dated June 19, 1998, announcing results of the 1998 Annual Meeting of stockholders.


                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Photogen Technologies, Inc.



                                 By: /s/ John Smolik
                                     --------------------------
Date:     June 24, 1998              John Smolik, President

                                    EXHIBIT INDEX

Exhibit
No.          Description
-------      -----------
3.1          Restated Articles of Incorporation of Photogen Technologies, Inc.

99 Press release of the Company, dated June 19, 1998, announcing results of the 1998 Annual Meeting of stockholders.






                                       - 2 -